                                                                      PROSPECTUS
                                                                     MAY 1, 1997

                        DELAWARE GROUP PREMIUM FUND, INC.
                   1818 Market Street, Philadelphia, PA 19103

       Delaware Group Premium Fund, Inc. (the "Fund") is an open-end management investment company which is intended to meet a wide range of investment objectives with its various separate Portfolios. Each Portfolio ("Series") is in effect a separate fund issuing its own shares. The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described below. See Investment Objectives and Policies. Although each Series will constantly strive to attain its objective, there can be no assurance that it will be attained.

       This Prospectus describes the six Series available for investment by Variable Accounts A and B of American International Life Assurance Company of New York and Variable Accounts I and II of AIG Life Insurance Company and sets forth information that you should read and consider before you invest. Please retain it for future reference. A Statement of Additional Information ("Part B" of the Fund's registration statement), dated May 1, 1997, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling 1-800-441-7468. The Series' financial statements appear in the Fund's Annual Report, which will accompany any response to requests for Part B.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

       DECATUR TOTAL RETURN SERIES--seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series, formerly known as Equity/Income Series, has the same objective and investment disciplines as Decatur Total Return Fund of Delaware Group Equity Funds II, Inc., a separate Delaware Group fund, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the Series' objective.

       DELCHESTER SERIES--seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as junk bonds), U.S. government securities and commercial paper. This Series, formerly known as High Yield Series, has the same objective and investment disciplines as Delchester Fund of Delaware Group Income Funds, Inc., a separate Delaware Group fund. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

       CAPITAL RESERVES SERIES--seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

       CASH RESERVE SERIES--A MONEY MARKET FUND WHICH seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series, formerly known as Money Market Series, has the same objective and investment disciplines as Delaware Group Cash Reserve, Inc., a separate Delaware Group fund. THE SHARES OF THE CASH RESERVE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $10.00 PER SHARE.

       DELCAP SERIES--seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series, formerly known as Growth Series, has the same objective and investment disciplines as DelCap Fund of Delaware Group Equity Funds IV, Inc., a separate Delaware Group fund, in that it invests in common stocks and other securities including but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities, consistent with the Series' objective.

       DELAWARE SERIES--seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Series, formerly known as Multiple Strategy Series, has the same objective and investment disciplines as Delaware Fund of Delaware Group Equity Funds I, Inc., a separate Delaware Group fund, in that, as a "balanced" fund, the Series, consistent with its objective, invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities.

TABLE OF CONTENTS

Cover Page................................................................................................
Summary Information.......................................................................................
Financial Highlights......................................................................................
Investment Objectives and Policies........................................................................
       Introduction.......................................................................................
       Decatur Total Return Series........................................................................
       Delchester Series..................................................................................
       Capital Reserves Series............................................................................
       Cash Reserve Series................................................................................
       DelCap Series......................................................................................
       Delaware Series....................................................................................
       Other Considerations...............................................................................
Purchase and Redemption...................................................................................
Dividends and Distributions...............................................................................
Taxes.....................................................................................................
Calculation of Offering Price and Net Asset Value Per Share...............................................
Management of the Fund....................................................................................
       Performance Information............................................................................
       Distribution and Service...........................................................................
       Expenses...........................................................................................
       Description of Fund Shares.........................................................................
Appendix A--Ratings for Delchester Series.................................................................

SUMMARY INFORMATION

CAPITALIZATION

         The Fund has a present authorized capitalization of one billion shares of capital stock with a $.01 par value per share, with fifty million shares allocated to each of the Fund's Series. See Description of Fund Shares under Management of the Fund.

INVESTMENT MANAGER

         Delaware Management Company, Inc. (the "Manager") furnishes investment management services to the Decatur Total Return, Delchester, Capital Reserves, Cash Reserve, DelCap and Delaware Series, subject to the supervision and direction of the Fund's Board of Directors. Under the Investment Management Agreement between the Manager and these Series, the annual compensation paid to the Manager is equal to, respectively, 0.60%, 0.60%, 0.60%, 0.50%, 0.75% and 0.60% of the average daily net assets of the Series, less a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund. The Manager has elected voluntarily to waive its management fee and to reimburse the respective Series to the extent necessary to maintain a limit on the total operating expenses of each of these Series for a limited period. See Management of the Fund.

INVESTMENT OBJECTIVES AND POLICIES

         Each of the Fund's Series has a different investment objective and seeks to achieve its objective by pursuing different investment strategies. See Cover Page of this Prospectus and Investment Objectives and Policies.

OPEN-END INVESTMENT COMPANY

         The Fund, which was organized as a Maryland corporation in 1987, is an open-end registered management investment company. The Series operate as diversified funds for purposes of the Investment Company Act of 1940 (the "1940 Act").

PURCHASE AND REDEMPTION

         Shares of the Series are sold only to separate accounts of life insurance companies. Purchases and redemptions are made at the net asset value calculated after receipt of the purchase or redemption order. None of the Series nor Delaware Distributors, L.P. (the "Distributor") assesses a charge for purchases or redemptions.
See Purchase and Redemption.

SPECIAL CONSIDERATIONS AND RISK FACTORS

         Prospective investors should consider a number of factors depending upon the Series in which they propose to invest:

         1. Each Series may invest a portion of its assets in securities issued by non-United States companies. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts in connection with transactions in such securities involve certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. See Foreign Securities under Other Considerations.

         2. Each Series has the right to engage in certain options transactions for hedging purposes to counterbalance portfolio volatility. The Series do not engage in such activities for speculative purposes, but there are certain risks associated with the use of options which a prospective investor should consider. See Options under Other Considerations.

         3. The objective of the Delchester Series is to seek the highest current income which the Manager believes is consistent with prudent investment management. The assets of the Series may be invested primarily in high-yield securities (junk bonds) and greater risks may be involved in an investment in the Series than in an investment in a mutual fund comprised primarily of investment grade bonds. See Risk Factors under Delchester Series.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delaware Group Premium Fund, Inc. and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B. Further information about each Series' performance is contained in the Fund's Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge.

      DECATUR TOTAL RETURN SERIES (FORMERLY KNOWN AS EQUITY/INCOME SERIES)

                                                                                                                      YEAR ENDED
                                                         12/31/96       12/31/95       12/31/94         12/31/93        12/31/92
Net Asset Value, Beginning of Period ...............     $14.8300       $11.4800       $12.5100         $11.2200        $10.7500

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................       0.3771         0.4155         0.4121           0.4341          0.4155
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........       2.3979         3.5745        (0.4221)          1.2659          0.5045
                                                      -----------    -----------    -----------    -------------      ----------
    Total From Investment Operations ...............       2.7750         3.9900        (0.0100)          1.7000          0.9200
                                                      -----------    -----------    -----------    -------------      ----------

LESS DISTRIBUTIONS
Dividends (from net investment income) .............      (0.4200)       (0.4300)       (0.4200)         (0.4100)        (0.4500)
Distributions (from capital gains) .................      (1.2050)       (0.2100)       (0.6000)            none            none
Returns of Capital .................................         none           none           none             none            none
                                                      -----------    -----------    -----------    -------------      ----------
    Total Distributions ............................      (1.6250)       (0.6400)       (1.0200)         (0.4100)        (0.4500)
                                                      -----------    -----------    -----------    -------------      ----------

Net Asset Value, End of Period .....................     $15.9800       $14.8300       $11.4800         $12.5100        $11.2200
                                                      ===========    ===========    ===========    =============      ==========

TOTAL RETURN(2) ....................................        20.72%         36.12%         (0.20%)          15.45%(3)        8.82%(3)

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted) ..........     $166,647       $109,003        $72,725          $65,519         $38,278
Ratio of Expenses to Average Net Assets ............         0.67%          0.69%          0.71%            0.75%           0.79%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................         0.67%          0.69%          0.71%            0.76%           0.81%
Ratio of Net Investment Income to Average Net Assets         2.66%          3.24%          3.63%            3.95%           3.86%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................         2.66%          3.24%          3.63%            3.94%           3.84%
Portfolio Turnover Rate ............................           81%            85%            91%              67%             72%
Average Commission Rate Paid .......................        $0.06            N/A            N/A              N/A             N/A



                                                                                                                  7/28/88(1)
                                                                                                                    THROUGH
                                                                  12/31/91         12/31/90         12/31/89       12/31/88
Net Asset Value, Beginning of Period ..........................    $9.2400         $11.4000         $10.1600       $10.0000

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income .........................................     0.4502           0.4489           0.2813         0.0934
Net Gains (Losses) on Securities
          (both realized and unrealized) ......................     1.5498          (1.9189)          1.0337         0.0666
                                                               -----------    -------------    -------------    -----------
    Total From Investment Operations ..........................     2.0000          (1.4700)          1.3150         0.1600
                                                               -----------    -------------    -------------    -----------

LESS DISTRIBUTIONS
Dividends (from net investment income) ........................    (0.4900)         (0.5600)         (0.0750)          none
Distributions (from capital gains) ............................       none          (0.1300)            none           none
Returns of Capital ............................................       none             none             none           none
                                                               -----------    -------------    -------------    -----------
    Total Distributions .......................................    (0.4900)         (0.6900)         (0.0750)          none
                                                               -----------    -------------    -------------    -----------

Net Asset Value, End of Period ................................   $10.7500          $9.2400         $11.4000       $10.1600
                                                               ===========    =============    =============    ===========



TOTAL RETURN(2) ...............................................      22.32%          (13.31%)          13.04%          3.77%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted) .....................    $34,840          $29,598          $12,959         $1,873
Ratio of Expenses to Average Net Assets .......................       0.85%            0.96%            1.31%          2.00%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ...............................       0.85%            0.96%            1.31%          2.00%
Ratio of Net Investment Income to Average Net Assets ..........       4.46%            5.80%            5.06%          6.40%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ...............................       4.46%            5.80%            5.06%          6.40%
Portfolio Turnover Rate .......................................         79%              34%              26%            --
Average Commission Rate Paid ..................................        N/A              N/A              N/A            N/A

----------
(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.

(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

                 DELCHESTER SERIES (FORMERLY HIGH YIELD SERIES)

                                                                                                             YEAR ENDED
                                                       12/31/96     12/31/95     12/31/94     12/31/93        12/31/92
Net Asset Value, Beginning of Period ...............    $8.9400      $8.5400      $9.7700      $9.2900         $9.1300

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................     0.8532       0.8715       0.9621       0.9758          1.0224
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........     0.2300       0.4000      (1.2300)      0.4800          0.1600
                                                      ---------    ---------    ---------    ---------       ---------
    Total From Investment Operations ...............     1.0832       1.2715      (0.2679)      1.4558          1.1824
                                                      ---------    ---------    ---------    ---------       ---------

LESS DISTRIBUTIONS
Dividends (from net investment income) .............    (0.8532)     (0.8715)     (0.9621)     (0.9758)        (1.0224)
Distributions (from capital gains) .................       none         none         none         none            none
Returns of Capital .................................       none         none         none         none            none
                                                      ---------    ---------    ---------    ---------       ---------
    Total Distributions ............................    (0.8532)     (0.8715)     (0.9621)     (0.9758)        (1.0224)
                                                      ---------    ---------    ---------    ---------       ---------

Net Asset Value, End of Period .....................    $9.1700      $8.9400      $8.5400      $9.7700         $9.2900
                                                      =========    =========    =========    =========       =========

TOTAL RETURN(2) ....................................      12.79%       15.50%       (2.87%)      16.36%(3)       13.44%(3)

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted) ..........    $67,665      $56,605      $43,686      $34,915         $11,311
Ratio of Expenses to Average Net Assets ............       0.70%        0.69%        0.72%        0.80%           0.80%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................       0.70%        0.69%        0.72%        0.82%           0.94%
Ratio of Net Investment Income to Average Net Assets       9.54%        9.87%       10.56%       10.05%          10.93%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................       9.54%        9.87%       10.56%       10.03%          10.79%
Portfolio Turnover Rate ............................         93%          74%          47%          43%             73%
Average Commission Rate Paid .......................        N/A          N/A          N/A          N/A             N/A

                                                                                                      7/28/88(1)
                                                                                                        THROUGH
                                                       12/31/91        12/31/90        12/31/89        12/31/88
Net Asset Value, Beginning of Period ...............    $7.4800         $9.2000         $9.8600        $10.0000

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................     1.0316          1.1135          1.0846          0.4754
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........     1.6500         (1.7200)        (0.6350)        (0.1400)
                                                      ---------       ---------       ---------       ---------
    Total From Investment Operations ...............     2.6816         (0.6065)         0.4496          0.3354
                                                      ---------       ---------       ---------       ---------

LESS DISTRIBUTIONS
Dividends (from net investment income) .............    (1.0316)        (1.1135)        (1.0846)        (0.4754)
Distributions (from capital gains) .................       none            none         (0.0250)           none
Returns of Capital .................................       none            none            none            none
                                                      ---------       ---------       ---------       ---------
    Total Distributions ............................    (1.0316)        (1.1135)        (1.1096)        (0.4754)
                                                      ---------       ---------       ---------       ---------

Net Asset Value, End of Period .....................    $9.1300         $7.4800         $9.2000         $9.8600
                                                      =========       =========       =========       =========

TOTAL RETURN(2) ....................................      37.53%(3)       (7.13%)(3)       4.62%(3)        8.15%(3)

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted) ..........     $5,918          $5,092          $4,427          $2,425
Ratio of Expenses to Average Net Assets ............       0.80%           0.80%           0.80%           0.80%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................       1.06%           1.17%           1.50%           1.21%
Ratio of Net Investment Income to Average Net Assets      12.05%          13.30%          11.21%          11.00%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................      11.80%          12.93%          10.50%          10.58%
Portfolio Turnover Rate ............................         70%            115%             19%             31%
Average Commission Rate Paid .......................        N/A             N/A             N/A             N/A

(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.

(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

                            CAPITAL RESERVES SERIES

                                                                                                            YEAR ENDED
                                                       12/31/96     12/31/95     12/31/94     12/31/93        12/31/92
Net Asset Value, Beginning of Period ...............    $9.9300      $9.3000     $10.2600     $10.2000        $10.2300

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................     0.6229       0.6431       0.6355       0.6357          0.6474
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........    (0.2400)      0.6300      (0.9050)      0.1450          0.0600
                                                      ---------    ---------    ---------    ---------       ---------
    Total From Investment Operations ...............     0.3829       1.2731      (0.2695)      0.7807          0.7074
                                                      ---------    ---------    ---------    ---------       ---------

LESS DISTRIBUTIONS
Dividends (from net investment income) .............    (0.6229)     (0.6431)     (0.6355)     (0.6357)        (0.6474)
Distributions (from capital gains) .................       none         none      (0.0550)     (0.0850)        (0.0900)
Returns of Capital .................................       none         none         none         none            none
    Total Distributions ............................    (0.6229)     (0.6431)     (0.6905)     (0.7207)        (0.7374)
                                                      ---------    ---------    ---------    ---------       ---------

Net Asset Value, End of Period .....................    $9.6900      $9.9300      $9.3000     $10.2600        $10.2000
                                                      =========    =========    =========    =========       =========

TOTAL RETURN(2) ....................................       4.05%       14.08%       (2.68%)       7.85%(3)        7.20%(3)

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted) ..........    $27,768      $27,935      $25,975      $24,173          $9,790
Ratio of Expenses to Average Net Assets ............       0.72%        0.71%        0.74%        0.80%           0.80%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................       0.72%        0.71%        0.74%        0.85%           0.98%
Ratio of Net Investment Income to Average Net Assets       6.43%        6.64%        6.57%        6.20%           6.39%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................       6.43%        6.64%        6.57%        6.15%           6.21%
Portfolio Turnover Rate ............................        122%         145%         219%         198%            241%
Average Commission Rate Paid .......................        N/A          N/A          N/A          N/A             N/A

                                                                                                      7/28/88(1)
                                                                                                        THROUGH
                                                       12/31/91        12/31/90        12/31/89        12/31/88
Net Asset Value, Beginning of Period ...............   $10.0400         $9.9800         $9.9700        $10.0000

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................     0.6687          0.7325          0.8402          0.3293
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........     0.1900          0.0600          0.0100         (0.0300)
                                                      ---------       ---------       ---------       ---------
    Total From Investment Operations ...............     0.8587          0.7925          0.8502          0.2993
                                                      ---------       ---------       ---------       ---------

LESS DISTRIBUTIONS
Dividends (from net investment income) .............    (0.6687)        (0.7325)        (0.8402)        (0.3293)
Distributions (from capital gains) .................       none            none            none            none
Returns of Capital .................................       none            none            none            none
    Total Distributions ............................    (0.6687)        (0.7325)        (0.8402)        (0.3293)
                                                      ---------       ---------       ---------       ---------

Net Asset Value, End of Period .....................   $10.2300        $10.0400         $9.9800         $9.9700
                                                      =========       =========       =========       =========

TOTAL RETURN(2) ....................................       8.85%(3)        8.23%(3)        8.86%(3)        7.20%(3)

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted) ..........     $4,392          $4,093          $2,575          $1,784
Ratio of Expenses to Average Net Assets ............       0.80%           0.80%           0.80%           0.80%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................       1.15%           1.49%           1.80%           1.26%
Ratio of Net Investment Income to Average Net Assets       6.62%           7.32%           8.41%           7.63%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................       6.27%           6.62%           7.41%           7.16%
Portfolio Turnover Rate ............................         95%             38%             --            0.43%
Average Commission Rate Paid .......................        N/A             N/A             N/A             N/A

(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.

(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

               CASH RESERVE SERIES (FORMERLY MONEY MARKET SERIES)



                                                                                                            YEAR ENDED
                                                       12/31/96     12/31/95     12/31/94     12/31/93        12/31/92
Net Asset Value, Beginning of Period ...............   $10.0000     $10.0000     $10.0000     $10.0000        $10.0000

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................     0.4824       0.5349       0.3614       0.2451          0.3202
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........       none         none         none         none            none
                                                      ---------    ---------    ---------    ---------       ---------
    Total From Investment Operations ...............     0.4824       0.5349       0.3614       0.2451          0.3202
                                                      ---------    ---------    ---------    ---------       ---------

LESS DISTRIBUTIONS
Dividends (from net investment income) .............    (0.4824)     (0.5349)     (0.3614)     (0.2451)        (0.3202)
Distributions (from capital gains) .................       none         none         none         none            none
Returns of Capital .................................       none         none         none         none            none
    Total Distributions ............................    (0.4824)     (0.5349)     (0.3614)     (0.2451)        (0.3202)
                                                      ---------    ---------    ---------    ---------       ---------

Net Asset Value, End of Period .....................   $10.0000     $10.0000     $10.0000     $10.0000        $10.0000
                                                      =========    =========    =========    =========       =========

TOTAL RETURN(2) ....................................       4.93%        5.48%        3.68%        2.48%(3)        3.25%(3)

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted) ..........    $26,479      $16,338      $20,125      $10,245          $7,774
Ratio of Expenses to Average Net Assets ............       0.61%        0.62%        0.66%        0.80%           0.80%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................       0.61%        0.62%        0.66%        0.86%           0.85%
Ratio of Net Investment Income to Average Net Assets       4.82%        5.35%        3.79%        2.44%           3.21%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................       4.82%        5.35%        3.79%        2.38%           3.16%
Portfolio Turnover Rate ............................         --           --           --           --              --
Average Commission Rate Paid .......................        N/A          N/A          N/A          N/A             N/A


                                                                                                       7/28/88(1)
                                                                                                        THROUGH
                                                       12/31/91        12/31/90        12/31/89        12/31/88
Net Asset Value, Beginning of Period ...............   $10.0000        $10.0000        $10.0000        $10.0000

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................     0.5443          0.7306          0.8288          0.3195
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........       none            none            none            none
                                                      ---------       ---------       ---------       ---------
    Total From Investment Operations ...............     0.5443          0.7306          0.8288          0.3195
                                                      ---------       ---------       ---------       ---------

LESS DISTRIBUTIONS
Dividends (from net investment income) .............    (0.5443)        (0.7306)        (0.8288)        (0.3195)
Distributions (from capital gains) .................       none            none            none            none
Returns of Capital .................................       none            none            none            none
    Total Distributions ............................    (0.5443)        (0.7306)        (0.8288)        (0.3195)
                                                      ---------       ---------       ---------       ---------

Net Asset Value, End of Period .....................   $10.0000        $10.0000        $10.0000        $10.0000
                                                      =========       =========       =========       =========

TOTAL RETURN(2) ....................................       5.58%(3)        7.56%(3)        8.61%(3)        7.70%(3)

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted) ..........     $7,768          $8,174          $2,109            $932
Ratio of Expenses to Average Net Assets ............       0.80%           0.80%           0.80%           0.80%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................       0.99%           0.99%           2.01%           2.11%
Ratio of Net Investment Income to Average Net Assets       5.45%           7.25%           8.26%           7.50%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................       5.26%           7.05%           7.05%           6.19%
Portfolio Turnover Rate ............................         --              --              --              --
Average Commission Rate Paid .......................        N/A             N/A             N/A             N/A

(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.

(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

                DELCAP SERIES (FORMERLY KNOWN AS GROWTH SERIES)


                                                                                                                          7/12/91(1)
                                                                                      YEAR ENDED                           THROUGH
                                                    12/31/96      12/31/95      12/31/94        12/31/93     12/31/92     12/31/91
Net Asset Value, Beginning of Period ............   $15.1300      $11.7500      $12.2400        $11.1200     $11.0300     $10.0000

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ...........................    (0.0145)       0.0720        0.0694          0.0558       0.0225       0.0098
Net Gains (Losses) on Securities
          (both realized and unrealized) ........     2.0295        3.3780       (0.4994)         1.2142       0.1975       1.0202
                                                   ---------      --------      --------       ---------     --------     --------
    Total From Investment Operations ............     2.0150        3.4500       (0.4300)         1.2700       0.2200       1.0300
                                                   ---------      --------      --------       ---------     --------     --------

LESS DISTRIBUTIONS
Dividends (from net investment income) ..........    (0.0700)      (0.0700)      (0.0600)        (0.0200)     (0.0100)        none
Distributions (from capital gains) ..............    (1.1850)         none          none         (0.1300)     (0.1200)        none
Returns of Capital ..............................       none          none          none            none         none         none
    Total Distributions .........................    (1.2550)      (0.0700)      (0.0600)        (0.1500)     (0.1300)        none
                                                   ---------      --------      --------       ---------     --------     --------

Net Asset Value, End of Period ..................   $15.8900      $15.1300      $11.7500        $12.2400     $11.1200     $11.0300
                                                   =========      ========      ========       =========     ========     ========

TOTAL RETURN(2) .................................      14.46%(3)     29.53%(3)     (3.54%)(3)       11.56%(3)     1.99%(3)    21.60%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted) .......    $79,900       $58,123       $39,344         $33,180      $14,251       $6,950
Ratio of Expenses to Average Net Assets .........       0.80%         0.80%         0.80%           0.80%        0.98%        1.94%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation .................       0.82%         0.85%         0.88%           1.00%        1.25%        1.94%
Ratio of Net Investment Income to Average
    Net Assets ..................................      (0.11%)        0.61%         0.64%           0.67%        0.28%        0.33%
Ratio of Net Investment Income to Average
    Net Assets prior to Expense Limitation ......      (0.13%)        0.56%         0.56%           0.47%        0.01%        0.33%
Portfolio Turnover Rate .........................         85%           73%           43%             57%          52%          40%
Average Commission Rate Paid ....................      $0.06           N/A           N/A             N/A          N/A          N/A

(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.

(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

          DELAWARE SERIES (FORMERLY KNOWN AS MULTIPLE STRATEGY SERIES)

                                                                                                            YEAR ENDED
                                                       12/31/96     12/31/95     12/31/94     12/31/93        12/31/92
Net Asset Value, Beginning of Period ...............   $15.5000     $12.6800     $13.3300     $13.5500        $12.9800

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................     0.5303       0.5088       0.4373       0.3280          0.4572
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........     1.7647       2.7612      (0.4473)      0.6920          1.2328
                                                      ---------    ---------    ---------    ---------       ---------
    Total From Investment Operations ...............     2.2950       3.2700      (0.0100)      1.0200          1.6900
                                                      ---------    ---------    ---------    ---------       ---------

LESS DISTRIBUTIONS
Dividends (from net investment income) .............    (0.5000)     (0.4500)     (0.3400)     (0.4600)        (1.0600)
Distributions (from capital gains) .................    (0.6550)        none      (0.3000)     (0.7800)        (0.0600)
Returns of Capital .................................       none         none         none         none            none
    Total Distributions ............................    (1.1550)     (0.4500)     (0.6400)     (1.2400)        (1.1200)
                                                      ---------    ---------    ---------    ---------       ---------

Net Asset Value, End of Period .....................   $16.6400     $15.5000     $12.6800     $13.3300        $13.5500
                                                      =========    =========    =========    =========       =========

TOTAL RETURN(2) ....................................      15.91%       26.58%       (0.15%)       8.18%(3)       13.85%(3)

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted) ..........    $75,402      $63,215      $47,731      $37,235         $15,150
Ratio of Expenses to Average Net Assets ............       0.68%        0.69%        0.70%        0.80%           0.86%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................       0.68%        0.69%        0.70%        0.89%           0.94%
Ratio of Net Investment Income to Average Net Assets       3.56%        3.75%        3.71%        3.33%           3.60%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................       3.56%        3.75%        3.71%        3.24%           3.52%
Portfolio Turnover Rate ............................         92%         106%         140%         162%            202%
Average Commission Rate Paid .......................      $0.06          N/A          N/A          N/A             N/A

                                                                                             7/28/88(1)
                                                                                               THROUGH
                                                       12/31/91     12/31/90     12/31/89     12/31/88
Net Asset Value, Beginning of Period ...............   $10.8400     $11.8000     $10.1600     $10.0000

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................     1.0824       0.3411       0.1302       0.0638
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........     1.6676      (0.3911)      1.5498       0.0962
                                                      ---------    ---------    ---------    ---------
    Total From Investment Operations ...............     2.7500      (0.0500)      1.6800       0.1600
                                                      ---------    ---------    ---------    ---------

LESS DISTRIBUTIONS
Dividends (from net investment income) .............    (0.3500)     (0.2700)     (0.0400)        none
Distributions (from capital gains) .................    (0.2600)     (0.6400)        none         none
Returns of Capital .................................       none         none         none         none
    Total Distributions ............................    (0.6100)     (0.9100)     (0.0400)        none
                                                      ---------    ---------    ---------    ---------

Net Asset Value, End of Period .....................   $12.9800     $10.8400     $11.8000     $10.1600
                                                      =========    =========    =========    =========

TOTAL RETURN(2) ....................................      26.58%       (0.18%)      16.60%        3.77%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted) ..........    $12,138       $6,137       $3,182         $151
Ratio of Expenses to Average Net Assets ............       1.03%        1.35%        1.99%          (4)
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................       1.03%        1.35%        1.99%          (4)
Ratio of Net Investment Income to Average Net Assets      11.35%        3.84%        2.22%          (4)
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................      11.35%        3.84%        2.22%          (4)
Portfolio Turnover Rate ............................      1,010%         210%         132%          (4)
Average Commission Rate Paid .......................        N/A          N/A          N/A          N/A

----------
(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.

(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

(4) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.

INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION

         The Fund, a corporation organized in Maryland on February 19, 1987, is an open-end management investment company offering various Series of shares. The initial public offering for each Series, other than DelCap Series, was July 28, 1988. The initial public offering of the DelCap Series was July 12, 1991.

         Each Series' investment objective is a fundamental policy and cannot be changed without approval by the holders of a "majority" of that Series' outstanding shares, as defined in the 1940 Act. Although each Series will constantly strive to attain its objective, there can be no assurance that it will be attained. In addition to the objective and investment techniques described below for each Series, see Other Considerations for investment techniques available to various Series of the Fund. Part B provides more information on the Series' investment policies and restrictions.

DECATUR TOTAL RETURN SERIES

         The objective of the Decatur Total Return Series is to seek to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. The Series seeks to provide shareholders with a current return while allowing them to participate in the capital gains potential associated with equity investments.

INVESTMENT STRATEGY

         The Series generally invests in common stocks and income-producing securities that are convertible into common stocks. The portfolio manager looks for securities having a better dividend yield than the average of the Standard & Poor's ("S&P") 500 Stock Index, as well as capital gains potential.

         All available types of appropriate securities are under continuous study. The Series may invest in all classes of securities, bonds and preferred and common stocks in any proportion deemed prudent under existing market and economic conditions. In seeking to obtain its objective, the Series may hold securities for any period of time. For temporary, defensive purposes, the Series may hold a substantial portion of its assets in cash or short-term obligations.

         Income-producing convertible securities include preferred stock and debentures that pay a stated or variable interest rate or dividend and are convertible into common stock at an established ratio. These securities, which are usually priced at a premium to their conversion value, may allow the Series to receive current income while participating to some extent in any appreciation in the underlying common stock. The value of a convertible security tends to be affected by changes in interest rates, as well as factors affecting the market value of the underlying common stock.

         The Series may be suitable for the patient investor interested in long-term growth. The investor should be willing to accept the risks associated with investments in common stocks and income-producing securities, including those that are convertible into common stocks. The Series is suitable for investors who want a current return with the possibility of capital appreciation. Naturally, the Series cannot assure a specific rate of return or that principal will be protected. The value of the Series' shares can be expected to fluctuate depending upon market conditions. However, through the cautious selection and supervision of its portfolio, the Series will strive to achieve its objective of long-term growth through both income and capital appreciation without undue risk to principal.

DELCHESTER SERIES

         The objective of the Delchester Series is to seek the highest current income which the Manager believes is consistent with prudent investment management. The strategy is to invest primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Series will invest at least 80% of its assets at the time of purchase in:

         (1) Corporate Bonds. The Series will invest in both rated and unrated bonds. See Appendix A to this Prospectus for information concerning ratings. Unrated bonds may be more speculative in nature than rated bonds;

         (2) Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

         (3) Commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's").

INVESTMENT STRATEGY

         The Series expects to invest at least 80% of its assets in securities of the types described above. The Series must invest the remaining assets, if any, in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants. For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or short-term obligations. In the long run, the Series' assets are expected to be invested primarily in unrated corporate bonds and bonds rated BBB or lower by S&P.

RISK FACTORS

         The assets of the Delchester Series may be invested primarily in bonds rated BBB or lower by S&P or Baa or lower by Moody's and in unrated corporate bonds. See Appendix A to this Prospectus for more rating information. Investing in these so-called "junk" or "high-yield" bonds entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade bonds, and which should be considered by investors contemplating an investment in the Series. Such bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds. In addition to the considerations discussed elsewhere in this Prospectus, those risks include the following:

Youth and Volatility of the High-Yield Market. Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Series' net asset value. At times in the past, uncertainty and volatility in the high-yield market resulted in volatility in the Series' net asset value.

Redemptions. If, as a result of volatility in the high-yield market or other factors, the Series experiences substantial net redemptions of the Series' shares for a sustained period of time (i.e., more shares of the Series are redeemed than are purchased), the Series may be required to sell securities without regard to the investment merits of the securities to be sold. If the Series sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Series will decrease and the Series' expense ratio may increase.

Liquidity and Valuation. The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse affect on the Series' ability to dispose of particular issues, when necessary, to meet the Series' liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Series' privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

Legislative and Regulatory Action and Proposals. There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchases of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for the Series to attain its investment objective.

Zero Coupon Bonds and Pay-in-Kind Bonds. Although the Series does not generally purchase a substantial amount of zero coupon bonds or pay-in-kind ("PIK") bonds, from time to time the Series may acquire zero coupon bonds and, to a lesser extent, PIK bonds. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Series. For example, the Series accrues, and is required to distribute to shareholders, income on its zero coupon bonds. However, the Series may not receive the cash associated with this income until the bonds are sold or mature. If the Series did not have sufficient cash to make the required distribution of accrued income, the Series could be required to sell other securities in its portfolio or to borrow to generate the cash required.

CAPITAL RESERVES SERIES

         The Capital Reserves Series' objective is to seek a high stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. The Series intends to achieve its objective by investing its assets in a diversified portfolio of short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by such securities and investment grade corporate notes, bonds and other debt securities. See Diversification.

         The Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time.

INVESTMENT STRATEGY

         The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending its portfolio maturities.

MATURITY RESTRICTIONS

         The Series seeks to reduce the effects of interest rate volatility on principal by normally maintaining the average weighted maturity of the Series' portfolio within the five- to seven-year range and not in excess of ten years. The decision to position the portfolio at any point within this permissible maturity range will be guided by the Manager's perception of the direction of interest rates and the risks in the fixed-income markets, generally. If, in the Manager's judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, the Manager, generally, will extend the average weighted maturity of the Series. Conversely, if, in its judgment, interest rates are relatively low and borrowing requirements appear to be strengthening, it, generally, will shorten the average weighted maturity. The Manager has the ability to purchase individual securities with a remaining maturity of up to 15 years.

QUALITY RESTRICTIONS

         The Series will invest in:

         (1) securities issued or guaranteed by the U.S. government (e.g., Treasury Bills and Notes), its agencies (e.g., Federal Housing Administration) or instrumentalities (e.g., Federal Home Loan Bank) or government-sponsored corporations (e.g., Federal National Mortgage Association) and repurchase agreements collateralized by such securities;

         (2) corporate notes, bonds and other debt securities rated investment grade (e.g., BBB or better by S&P or Baa or better by Moody's) or, if unrated, those securities considered to be of comparable quality by the Manager;

         (3) mortgage-backed securities, i.e., bonds collateralized by mortgage-backed pass-through securities such as GNMA, FNMA and FHLMC, rated investment grade (e.g., BBB or better by S&P or Baa or better by Moody's) or, if unrated, those securities considered to be of comparable quality by the Manager. See Other Considerations - Mortgage-Backed Securities;

         (4) certificates of deposit and obligations of both U.S. and foreign banks if they have assets of at least one billion dollars;

         (5) commercial paper of companies rated P-1 or P-2 by Moody's and/or A-1 or A-2 by S&P; and

         (6) asset-backed securities, i.e., securities backed by assets such as home equity loans and credit card receivables rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's). See Other Considerations - Asset-Backed Securities.

         Debt securities rated in the fourth category of investment grade (e.g., BBB by S&P or Baa by Moody's) may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity by issuers of such debt to make principal and interest payments than is the case with higher rated debt. To the extent that the rating of a corporate debt security held by the Series falls below such fourth grade or the Manager determines that an unrated security no longer is of comparable quality, the Series, as soon as practicable, will dispose of such security, unless such disposal, in the judgment of the Manager, would be detrimental to the Series in light of then prevailing market conditions.

         The Series may be suitable for the individual who wants relatively stable and high income flow and the security associated with a portfolio of U.S. government- (or agency-) backed and other investment grade investments. The investor should be willing to accept the risks associated with investing in these securities. The types of securities in which the Series invests is subject to fluctuations in net asset value, as well as yield. Therefore, the Series may not be suitable for people whose overriding objective is stability of principal. The market value of fixed-income securities generally is affected by changes in the level of interest rates. When interest rates rise, the share value will tend to fall, and when interest rates fall, the share value will tend to rise.

         As noted above, the Series will invest in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or certain corporations sponsored or established by the U.S. government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association (GNMA), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association (FNMA), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation (FHLMC), are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

         Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

         An instrumentality of the U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks, and the Federal National Mortgage Associations.

CASH RESERVE SERIES

         As a money market fund, this Series' objective is to seek to provide maximum current income, while preserving principal and maintaining liquidity, by investing at least 80% of its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant $10 per share value. While the Series will make every effort to maintain a fixed net asset value of $10 per share, there can be no assurance that this objective will be achieved.

QUALITY RESTRICTIONS

         The Series limits its investments to those which the Board of Directors has determined present minimal credit risks and are of high quality and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply.

         The Series' investments include securities issued or guaranteed by the U.S. government (e.g., Treasury Bills and Notes) or by the credit of its agencies or instrumentalities (e.g., Federal Housing Administration and Federal Home Loan Bank). The Series may invest in the certificates of deposit and obligations of both U.S. and foreign banks if they have assets of at least one billion dollars in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply. The Series also may purchase commercial paper and other corporate obligations; if such a security or, as relevant, its issuer, is considered to be rated, at the time of the proposed purchase, it or, as relevant, its issuer, must be so rated in one of the two highest rating categories (e.g., for commercial paper, A-2 or better by S&P and P-2 or better by Moody's; and, for other corporate obligations, AA or better by S&P and Aa or better by Moody's) by at least two nationally-recognized statistical rating organizations approved by the Board of Directors or, if such security is not so rated, the purchase of the security must be approved or ratified by the Board of Directors in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply. Appendix A of Part B describes the ratings of S&P, Moody's, Duff and Phelps, Inc. and Fitch Investors Service, Inc. ("Fitch"), four of the better-known statistical rating organizations.

MATURITY RESTRICTIONS

         The Series maintains an average maturity of not more than 90 days. Also, it does not purchase any instruments with an effective remaining maturity of more than 13 months.

INVESTMENT TECHNIQUES

         The Series intends to hold its investments until maturity, but may sell them prior to maturity for a number of reasons. These reasons include: to shorten or lengthen the average maturity, to increase the yield, to maintain the quality of the portfolio or to maintain a stable share value.

         If there were a national credit crisis, an issuer were to become insolvent or interest rates were to rise, principal values could be adversely affected. Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

DELCAP SERIES

         The objective of the Series is long-term capital appreciation. The Series' strategy is to invest primarily in common stocks that, in the judgment of the Manager, are of superior quality and in securities that are convertible into such common stocks.

INVESTMENT STRATEGY

         The Series will attempt to achieve its objective by purchasing securities issued by companies whose earnings the Manager believes will grow more rapidly than the average of those listed in the S&P 500 Stock Index. The Manager's emphasis will be on the securities of companies that, in its judgment, have the characteristics supporting such earnings growth. This judgment will be based on, among other things, the financial strength of the company, the expertise of its management, the growth potential of the company within the industry and the growth potential of the industry itself. The focus will be on those securities of companies the Manager believes have established themselves within their industry while maintaining growth potential.

         While management believes its objective may best be achieved by investing in common stock, the Series may also invest in other securities including, but not limited to, convertible securities, warrants, preferred stock, bonds and foreign securities. Any specific investment will be dependent upon the judgment of the Manager. Investments may be held for any period of time.

         The Series may make foreign investments through the purchase and sale of sponsored or unsponsored American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

         Should the market warrant a temporary, defensive approach, the Series may also invest in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as corporate bonds of investment quality rated Baa or above by Moody's or BBB or above by S&P.

         The Series may be suitable for the patient investor interested in long-term capital appreciation. Providing current income is not an objective of the Series and any income produced is expected to be minimal. The investor should be willing to accept the risks associated with investments in domestic and international securities. Ownership of Series shares reduces the bookkeeping and administrative inconveniences connected with direct purchases of these securities. Because the net asset value may fluctuate at times in response to market conditions, the Series is not appropriate for a short-term investor.

DELAWARE SERIES

         The Delaware Series seeks to provide a balance of capital appreciation, income and preservation of capital by strategically allocating its assets among fixed-income and equity securities, that, in the judgment of the Manager, are believed to have the best potential for achieving the Series' objective.

INVESTMENT STRATEGY

         The Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series will generally invest at least 25% of its assets in fixed-income securities, including U.S. government securities and corporate bonds. The balance of the portfolio will be allocated to equity securities principally, including convertible securities, and also to cash and cash equivalents. If the Series invested in convertible securities, the value of the convertible security would be allocated to its fixed-income component and its conversion rights component for purposes of the 25% fixed-income allocation.

         The Series uses a dividend-oriented valuation strategy to select individual securities in which it will invest. In seeking capital appreciation, the Series invests primarily in common stocks of established companies believed to have a potential for long-term capital growth. In seeking current income and preservation of capital, in addition to capital appreciation, the Series invests in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. The Series intends to invest in bonds that are rated in the top four grades by a nationally-recognized rating agency (i.e., Moody's or S&P) at the time of purchase, or, if unrated, are determined to be equivalent to the top four grades in the judgment of the Manager. The fourth grade is considered medium grade and may have some speculative characteristics. To the extent that the rating of a security held by the Series falls below the fourth grade or the Manager determines that an unrated security no longer is of comparable quality, the Series, as soon as practicable, will dispose of such security, unless such disposal, in the judgment of the Manager, would be detrimental in light of then prevailing market conditions. Typically, the maturity of the bonds will range between five and 30 years. The Series may not concentrate investments in any industry, which means not investing more than 25% of its assets in any one industry.

         The Series may invest in shares or convertible bonds issued by real estate investment trusts ("REITS"). REITS invest primarily in income producing real estate as well as real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. The Series anticipates investing only in REITS that invest the majority of their assets directly in real property and derive their income primarily from rents, which are known as "equity REITS." Equity REITS can also realize capital gains by selling properties that have appreciated in value.

         In pursuing its investment objective, the Series may hold securities for any period of time. For temporary, defensive purposes, the Series may hold a substantial portion of its assets in cash or short-term obligations, including repurchase agreements.

         The Series may be suitable for the patient investor interested in long-term capital appreciation. The investor should be willing to accept the risks associated with investments in equity and fixed-income securities.

         The value of the Series' shares can be expected to fluctuate depending upon market conditions and, thus, an investment in the Series may not be appropriate for a short-term investor. Investment results of the Series will be affected by the ability of the Manager to anticipate changes in economic and market conditions and, consequently, there can be no assurance that the Series' investment objective will be realized.

PURCHASE AND REDEMPTION

         Shares are sold only to separate accounts of life companies at net asset value. (See Calculation of Offering Price and Net Asset Value Per Share.) Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. The Cash Reserve Series is managed to maintain a constant $10 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Fund shares.

DIVIDENDS AND DISTRIBUTIONS

         Dividends for the Delchester, Capital Reserves and Cash Reserve Series are declared daily and paid monthly on the last business day of every month. Short-term capital gains distributions, if any, may be paid with the daily dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

         For the Decatur Total Return and Delaware Series, the Fund will make payments from the Series' net investment income quarterly. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.

         For the DelCap Series, the Fund will make payments from the Series' net income and net realized securities profits, if any, once a year.

         All dividends and distributions are automatically reinvested in additional Series shares.

TAXES

         The Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, the Fund will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the respective Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

         The offering price is the net asset value ("NAV") per share next determined after an order is received. The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         A Series' NAV per share is computed by adding the value of all securities and other assets in that Series' portfolio, deducting any liabilities of that Series (expenses and fees are accrued daily) and dividing by the number of that Series' shares outstanding. The valuation criteria set forth below apply equally to securities purchased in reliance upon Rule 144A of the Securities Act of 1933. In determining each Series' total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Foreign securities expressed in foreign currency values will be converted into U.S. dollar values at the mean between the currencies' bid and offered quotations. Debt securities (other than short-term investments) are priced at fair value by an independent pricing service using methods approved by the Fund's Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All securities in the Cash Reserve Series are valued at amortized cost. Under the direction of the Board of Directors, certain procedures have been adopted to monitor the value of the Cash Reserve Series' securities and stabilize the price per share at $10. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.

         Each Series may invest a portion of their assets in foreign securities. From time to time, those securities may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as Saturday). As a result, the net asset value of the Series could be significantly affected by such trading on days when shareholders have no access to the Series.

MANAGEMENT OF THE FUND

DIRECTORS

         The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

INVESTMENT MANAGER

         The Manager furnishes investment management services to each Series of the Fund described in this Prospectus.

         The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On December 31, 1996, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were supervising in the aggregate more than $31 billion in assets in the various institutional or separately managed (approximately $20,047,798,000) and investment company (approximately $11,881,459,000) accounts.

         The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, new Investment Management Agreements between the Fund on behalf of the Series and the Manager were executed following shareholder approval. The Manager's address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103.

         The Manager manages the Series' portfolios and makes investment decisions which are implemented by the Fund's Trading Department. For these services, the Manager is paid an annual fee equal to 0.50% of the average daily net assets of the Cash Reserve Series, 0.75% of the average daily net assets of the DelCap Series and 0.60% of each of the other Series' average daily net assets, less a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund. The investment management fee, as a percentage of average daily net assets, incurred by each Series for the fiscal year ended December 31, 1996 was as follows:

                       Decatur Total Return Series     0.60%
                       Delchester Series               0.60%
                       Capital Reserves Series         0.60%
                       Cash Reserve Series             0.49%
                       DelCap Series                   0.75%
                       Delaware Series                 0.60%

         After considering the waiver of fees by the Manager, as described under the caption Expenses, the investment management fee, as a percentage of average daily net assets, paid by each Series was as follows:

                      [S]                                         [C]
                      Decatur Total Return Series                 0.60%
                      Delchester Series                           0.60%
                      Capital Reserves Series                     0.60%
                      Cash Reserve Series                         0.49%
                      DelCap Series                               0.73%
                      Delaware Series                             0.60%

         John B. Fields has primary responsibility for making day-to-day investment decisions for the Decatur Total Return Series. He has been the Senior Portfolio Manager of this Series since 1992. Mr. Fields, who has 26 years experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining the Delaware Group in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society.

         In making investment decisions for the Decatur Total Return Series, Mr. Fields works with a team of 12 portfolio managers and analysts, each of whom specializes in a different industry sector and makes recommendations accordingly. Mr. Fields also regularly consults with Wayne A. Stork and Richard
G. Unruh, Jr. Mr. Stork, Chairman of the Manager and the Fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive capacities at different times within the Delaware organization. Mr. Unruh is a graduate of Brown University, and received his MBA from the University of Pennsylvania's Wharton School. He joined the Delaware Group in 1982 after 19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an Executive Vice President of the Fund in 1994. He is also a member of the Board of Directors of the Manager and was named an Executive Vice President of the Manager in 1994.

         Paul A. Matlack and Gerald T. Nichols have primary responsibility for making day-to-day investment decisions for the Delchester Series. Mr. Matlack and Mr. Nichols have been members of this Series' management team since 1990, and were named co-managers of this Series in January 1993. A CFA charterholder, Mr. Matlack is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank.

         Mr. Nichols is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining the Delaware Group, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder.

         In making investment decisions for the Delchester Series, Mr. Matlack and Mr. Nichols regularly consult with Paul E. Suckow. Mr. Suckow is the Manager's Chief Investment Officer for Fixed-Income. A Chartered Financial Analyst, he is a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at the Delaware Group from 1981 to 1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation, where he served as Executive Vice President and Director of Fixed Income.

         Gary A. Reed has primary responsibility for making investment decisions for the Capital Reserves and Cash Reserve Series. He has been each Series' senior portfolio manager since 1989. He holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining the Delaware Group in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. In making investment decisions for the Capital Reserves and Cash Reserve Series, Mr. Reed regularly consults with Paul E. Suckow.

         Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the DelCap and Trend Series. Mr. Frey joined has been Vice President/Senior Portfolio Manager of the Series since March 1997 and was Co-Manager from June 1996 to March 1997. Mr. Frey has 20 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining the Delaware Group in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

         In making investment decisions for the Series, Mr. Frey regularly consults with Wayne A. Stork, Marshall T. Bassett, William H. Miller, Judith R. Finger, John A. Heffern and Lori Wachs. Marshall T. Bassett, Vice President, joined Delaware in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University. Mr. Miller is a Vice President/Assistant Portfolio Manager. He holds a BA in Economics from Trinity College. Prior to joining the Delaware Group in 1995, he worked as a technology analyst for Janney Montgomery Scott in Philadelphia and he has also served as an institutional salesman for Rutherford Brown & Catherwood. Ms. Finger is a Vice President/Assistant Portfolio Manager. She joined the Delaware Group in 1995 from the New York-based Fred Alger Management, where she was an equity analyst for three years. Prior to that, she held positions with Chemical Bank and Dun & Bradstreet, in mergers and acquisitions. She earned her BA in Finance from the University of Pennsylvania and her MBA in Finance & Accounting from the University of Chicago. John A. Heffern, Vice President, holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons. Ms. Wachs is an Assistant Vice President. She joined the Delaware Group in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental studies.

         George H. Burwell and Gary A. Reed have primary responsibility for making day-to-day investment decisions for the Delaware Series. Mr. Burwell, who has been the Delaware Series' senior portfolio manager for equities since 1992, holds a BA from the University of Virginia. Prior to joining the Delaware Group in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank in Edison, New Jersey, where he managed an equity mutual fund and three commingled funds. Mr. Burwell is a CFA charterholder. Mr. Reed has been the Delaware Series' senior portfolio manager for fixed-income since 1989.

         In making investment decisions for the Delaware Series, Mr. Burwell and Mr. Reed regularly consult with Wayne A. Stork, Richard G. Unruh, Jr. and Paul
E. Suckow.

PORTFOLIO TRADING PRACTICES

         The Series normally will not invest for short-term trading purposes. However, the Series may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Series. Given the respective Series' investment objectives, the annual portfolio turnover rates are not expected to exceed 100% for the Decatur Total Return, Delchester and DelCap Series, and 200% for the Capital Reserves and Delaware Series. The portfolio turnover rates for the past two fiscal years were as follows:



                                   FISCAL YEAR ENDED           FISCAL YEAR ENDED
          SERIES                   DECEMBER 31, 1995           DECEMBER 31, 1996
          ------                   -----------------           -----------------
Decatur Total Return Series               85%                         81%
Delchester Series                         74%                         93%
Capital Reserves Series                  145%                        122%
Delaware Series                          106%                         92%
DelCap Series                             73%                         85%

         Best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or their respective advisory clients. These services may be used by the Manager in servicing any of their respective accounts. Subject to best price and execution, the Manager may consider a broker/dealer's sales of shares of funds in the Delaware Group of funds in placing portfolio orders, and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

PERFORMANCE INFORMATION

DECATUR TOTAL RETURN, DELCHESTER, CAPITAL RESERVES, DELCAP AND DELAWARE SERIES

         From time to time, the Fund may quote the above listed Series' total return performance in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten-year (or life of Series, if applicable) periods. The Fund may also advertise aggregate and average total return information concerning the Series over additional periods of time.

         From time to time, the Fund may also quote the Delchester and Capital Reserves Series' yield performance in advertising and other types of literature. The current yield for both Series will be calculated by dividing the annualized net investment income earned by these Series during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         Because securities' prices fluctuate, investment results of the Series will fluctuate and past performance should not be considered as a representation of future results.

CASH RESERVE SERIES

         From time to time, the Fund may publish the Series' "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Series refers to the income generated by an investment in the Series over a specified seven-day period. This income is then "annualized," which means the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner but, when annualized, the income earned by an investment in the Series is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Fund may also publish aggregate and average annual total return information concerning the Series which will reflect the compounded rate of return of an investment in the Series over a specified period of time and will assume the investment of all distributions at net asset value. Yield fluctuates and is not guaranteed. Past performance is not an indication of future results.

DISTRIBUTION AND SERVICE

         The Distributor, Delaware Distributors, L.P. serves as the national distributor for each Series under Distribution Agreements dated April 3, 1995. The Distributor bears all of the costs of promotion and distribution.

         Delaware Service Company, Inc. (the "Transfer Agent") serves as the shareholder servicing, dividend disbursing and transfer agent for the Decatur Total Return, Delchester, Capital Reserves, Delaware and DelCap Series under the Amended and Restated Shareholders Services Agreement dated May 1, 1997 and for the Cash Reserve Series under the Shareholders Services Agreement dated June 29, 1988. The Transfer Agent also provides accounting services to each Series pursuant to the terms of a Fund Accounting Agreement. The directors of the Fund annually review service fees paid to the Transfer Agent.

         The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

EXPENSES

         Each Series is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreements and those borne by the Distributor under the Distribution Agreements.

         With respect to the Delchester, Capital Reserves and Cash Reserve Series, the Manager elected voluntarily to waive its fee and pay the expenses of these Series to the extent that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets for six months following their initial public offering. This waiver has been extended through June 30, 1997. For the fiscal year ended December 31, 1996, the Delchester, Capital Reserves and Cash Reserve Series' ratios of expenses to average daily net assets were 0.70%, 0.72% and 0.61%, respectively.

         With respect to the Decatur Total Return, Delaware and DelCap Series, the Manager elected voluntarily to waive its fee and pay the expenses of these Series to the extent that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets for the period July 1, 1992 through June 30, 1993. This waiver has been extended through June 30, 1997. For the fiscal year ended December 31, 1996, the Decatur Total Return, Delaware and DelCap Series' ratios of expenses to average daily net assets were 0.67%, 0.68% and 0.80%, respectively. The expense ratio for the DelCap Series reflects the waiver and payment described in this paragraph.

DESCRIPTION OF FUND SHARES

         Shares of the Fund are sold only to separate accounts of life companies. Currently, the shares of the Fund are sold only to Variable Annuity Account C and Flexible Premium Variable Life Account K of Lincoln National Life Insurance Company, Variable Accounts A and B of American International Life Assurance Company of New York, Variable Accounts I and II of AIG Life Insurance Company, Separate Accounts VA-K, VEL II and Inheiritage of State Mutual Life Assurance Company of America and Separate Accounts VA-K, VEL, VEL II and Inheiritage of SMA Life Assurance Company. In the future, shares of the Fund may be sold to separate accounts of other affiliated or unaffiliated life companies to fund variable contracts. The Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value.

         As a "series" type of mutual fund, the Fund issues separate classes or series of stock. Additional series may be established in the future. An interest in the Fund is limited to the assets of the particular Series in which shares are held, and shareholders of each Series are entitled to a pro-rata share of all dividends and distributions arising from an investment in such Series.

         The Fund was organized as a Maryland corporation on February 19, 1987. The authorized capital stock of the Fund consists of one billion shares of common stock, $.01 par value. Each Series is currently allocated fifty million shares. The Fund may establish additional series and may allocate its shares either to such new classes or to any of the existing Series.

         Each Series' shares have equal voting rights and are equal in all other respects. Each Series will vote separately on any matter which affects only that Series. Shareholders get one vote for each share held; fractional shares are voted. The Fund will hold annual meetings as necessary for shareholder matters to be voted under the 1940 Act or otherwise. Shares of each Series will have a priority over shares of any other Series of the Fund in the assets and income of that Series.

         Because of current federal securities law requirements, the Fund expects that its life company shareholders will offer their contract owners the opportunity to instruct them as to how Series shares allocable to their variable contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. An insurance company will vote all Series shares held in a separate account in the same proportion as it receives instructions from contract owners in that separate account. Under certain circumstances, which are described more fully in the accompanying prospectuses for the separate accounts which invest in the Fund, the voting instructions received from contract owners may be disregarded.

OTHER CONSIDERATIONS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

         Consistent with their respective objectives, each Series may invest in U.S. government securities and corporate debt obligations on a when-issued basis or delayed delivery basis. Such transactions involve commitments to buy a new issue with settlement up to 60 days later. The average settlement date for when-issued or delayed delivery securities purchased by the Series is generally between 30 and 45 days. During the time between the commitment and settlement, the Series do not accrue interest, but the market value of the bonds may fluctuate. This can result in a Series' share value increasing or decreasing. The Series will not ordinarily sell when-issued or delayed delivery securities prior to settlement. If a Series invests in securities of this type, it will maintain a segregated account to pay for them and mark the account to market daily.

MORTGAGE-BACKED SECURITIES

         The Capital Reserves and Delaware Series may also invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Such private-backed securities may be 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (so-called "agency mortgage-backed securities") or may not be so collateralized (so-called "non-agency mortgage-backed securities"). The Series may invest in agency and non-agency mortgage-backed securities. Non-agency mortgage-backed securities may comprise up to 20% of the Series' respective assets, but all non-agency mortgage-backed securities must (i) be rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc.("Moody's")) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages or other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than the market for other CMOs and REMICs.

ASSET-BACKED SECURITIES

         The Capital Reserves, Delaware and Cash Reserve Series may invest in securities which are backed by assets such as receivables on home equity and credit card loans, and receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases or other loans or financial receivables currently available or which may be developed in the future. For the Capital Reserves and Delaware Series, all such securities must be rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's). It is the Cash Reserve Series' current policy to limit asset-backed investments to those rated in the highest rating category by a reputable credit rating agency (e.g., AAA by S&P or Aaa by Moody's) and represented by interests in credit card receivables, wholesale dealer floor plans, home equity loans and automobile loans.

         Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued.

         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. See Mortgage-Backed Securities, above. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases ever established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

REITS

         The Delaware Series may invest in REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

FOREIGN SECURITIES

         Each Series may invest up to 25% of its assets in foreign securities. Foreign markets may be more volatile than U.S. markets. Such investments involve sovereign risk in addition to the normal risks associated with American securities. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., the value of foreign investments would increase with a fall in the value of the dollar, and decrease with a rise in the value of the dollar) and exchange control regulations apart from market fluctuations. A Series may also experience delays in foreign securities settlement.

         In connection with investments in foreign securities, a Series may, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). Investors should be aware that there are costs and risks associated with such currency transactions. A Series may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. When the Manager believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar or against other currency, a Series may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Series' securities denominated in such foreign currency. It is impossible to predict precisely the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Series to purchase or sell additional foreign currency on the spot market (and bear the expense of such purchase or sale) if the market value of the security is less than or greater than the amount of foreign currency a Series is obligated to deliver.

         A Series may incur gains or losses from currency transactions. No type of foreign currency transactions will eliminate fluctuations in the prices of a Series' foreign securities or will prevent loss if the prices of such securities should decline.

OPTIONS

         To achieve the Series' objectives, the Series, except for the Cash Reserve Series, intend to use certain hedging techniques which might not be conveniently available to individuals.

         These techniques will be used at the Manager's discretion to protect a Series' principal value.

         The Series may purchase put options, write covered call options and enter into closing transactions in connection therewith in respect of securities in which they may invest. In purchasing put options, the premium paid by the Series, plus any transaction costs, will reduce any benefit realized by the Series upon exercise of the option.

         Purchasing a put option gives a Series the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series can be protected should the market value of the security decline. However, the Series must pay a premium for this right, whether it exercises it or not.

         Writing a covered call option obligates a Series to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series receives premium income, which may offset the cost of purchasing put options. However, the Series may lose the potential market appreciation of the security if the Manager's judgment is wrong and interest rates fall or stock prices rise.

         Closing transactions essentially let a Series offset a put option or covered call option prior to its exercise or expiration. If it cannot effect a closing transaction, it may have to hold a security it would otherwise sell with a potential decline in net asset value, or deliver a security it might want to hold.

         Each Series will use Exchange-traded options, but reserve the right to use over-the-counter options upon written notice to shareholders. Certain over-the-counter options may be illiquid.

         The DelCap Series also may write call options and purchase put options on stock indices and enter into closing transactions in connection therewith. The Series will not engage in transactions on stock indices for speculative purposes. Writing a call option on stock indices is similar to the writing of a call option on an individual stock. Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Stock indices used will include, but will not be limited to, the S&P 100 and the S&P Over-the-Counter 250. The ability to hedge effectively using options on stock indices will depend on the degree to which price movements in the underlying index correlate with price movements in the portfolio securities of the DelCap Series.

BORROWINGS

         Each Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series will not borrow money in excess of one-third of the value of their net assets. See Part B for additional possible restrictions on borrowing. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Series' net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday or holidays) or such longer period as the U.S. Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of their borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 15% of their net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Series has an outstanding borrowing.

REPURCHASE AGREEMENTS

         The Series may also use repurchase agreements which are at least 100% collateralized by U.S. government securities. Each Series may enter into repurchase agreements with broker/dealers or banks which are deemed creditworthy by the Manager under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Series) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. The value of the securities subject to the repurchase agreement is marked to market daily. In the event of a bankruptcy or other default of the seller, the Series could experience delays and expenses in liquidating the underlying securities.

         The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Group funds jointly to invest cash balances. Each Series may invest cash balances in joint repurchase agreements in accordance with the terms of the Order and subject to the conditions described above.

PORTFOLIO LOAN TRANSACTIONS

         Each Series, except for the Cash Reserve Series, may, from time to time, lend securities (but not in excess of 25% of its assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or short-term U.S. government securities. While the loan is outstanding, this collateral will be maintained at all times in an account equal to at least 100% of the current market value of the loaned securities plus accrued interest. Such cash collateral will be invested in short-term securities, the income from which will increase the return of the Series.

         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

LIQUIDITY AND RULE 144A SECURITIES

         In order to assure that each Series has sufficient liquidity, as a matter of fundamental policy, no Series may invest more than 10% of its net assets in illiquid assets, including restricted securities or repurchase agreements maturing in more than seven days.

                                      * * *

         Each Series' investment objective, the Fund's designation as an open-end investment company, each Series' designation as a diversified fund, and their policies concerning portfolio lending, borrowing and purchases of illiquid securities may not be changed unless authorized by the vote of a majority of the Series' outstanding voting securities. A "majority vote of the outstanding voting securities" is the vote by the holders of the lesser of (a) 67% or more of a Series' voting securities present in person or represented by proxy if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or b) more than 50% of a Series' outstanding voting securities. Part B lists other more specific investment restrictions of the Series which may not be changed without a majority shareholder vote. A brief discussion of those factors that materially affected the Series' performance during its most recently completed fiscal year appears in the Series' Annual Report. The remaining investment policies are not fundamental and may be changed by the Board of Directors of the Fund without a shareholder vote.

DIVERSIFICATION

         The Fund was established as the underlying investment for variable contracts issued by life companies. Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of variable contracts held in the Portfolios of the Fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the variable contract would result in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to distributions under the contract (e.g., withdrawals). The Code contains a safe harbor provision which provides that variable contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55 percent of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

         Treasury Department Regulations (Treas. Reg. Section 1.817-5) provide that a fund will be deemed to be considered adequately diversified if (i) no more than 55 percent of the value of the total assets of the fund is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments.

         The Technical and Miscellaneous Revenue Act of 1988 provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

         Each Series of the Fund will be managed in such a manner as to comply with these diversification requirements.

RATINGS
         Appendix A of Part B describes the ratings of S&P, Moody's, Duff and Phelps, Inc. and Fitch Investors Service, Inc., four of the better-known statistical rating organizations. Appendix A to this Prospectus includes additional information concerning the ratings of securities in the Delchester Series.

APPENDIX A--RATINGS FOR DELCHESTER SERIES

         The Delchester Series' assets are invested primarily in bonds rated BBB or lower by S&P or Baa or lower by Moody's and in unrated corporate bonds. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high-yield securities. The table set forth below shows the percentage of the Series' securities included in each of the specified rating categories and shows the percentage of the Series' assets held in United States government securities. Certain securities may not be rated because the rating agencies were either not asked to provide ratings (e.g., many issuers of privately placed bonds do not seek ratings) or because the rating agencies declined to provide a rating for some reason, such as insufficient data. The table below shows the percentage of the Series' securities which are not rated. The information contained in the table was prepared based on a dollar weighted average of the Series' portfolio composition based on month end data for the Series' year ended December 31, 1996. The paragraphs following the table contain excerpts from Moody's and S&P's ratings descriptions.

                     Rating Moody's               Average Weighted
                         and/or                     Percentage of
                           S&P                        Portfolio
                   ----------------------        ------------------
                   United States
                   Treasury Obligations                0.59%
                   Aaa/AAA                             2.92%
                   Aa/AA                               0.00%
                   A/A                                 0.00%
                   Baa/BBB                             0.00%
                   Ba/BB                              17.37%
                   B/B                                75.63%
                   Caa/CCC                             0.82%
                   Not Rated                           2.67%

The Series tends to invest primarily in bonds rated Ba or B by Moody's or similarly rated by S&P or another rating agency. During the fiscal year ended December 31, 1996, the Series increased its exposure to bonds rated B from 49.52% to 75.63% and reduced its exposure to bonds rated Ba from 38.05% to 17.37%. The Series tends to emphasize B-rated bonds during periods of economic expansion. During periods of economic slowdown, the Series tends to emphasize bonds rated Ba, which are generally considered to be of higher quality but lower yielding than bonds rated B. In response to signs of economic growth in the spring of 1996, the Series' managers increased the Series' holdings of B-rated bonds in an effort to increase investment income while maintaining a prudent risk profile, consistent with their view of economic and market conditions at that time.

General Rating Information

BONDS
         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

COMMERCIAL PAPER

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.